______________________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15 (d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date  of  Report (Date of earliest event reported)           October 1, 1996

                      PAINEWEBBER R&D PARTNERS III, L.P.

             (Exact Name of Registrant as Specified in Charter)


           Delaware                      33-35938               13-3588219
        (State or Other                 (Commission            (IRS Employer
Jurisdiction of Incorporation)         File Number)          Identification No.)


1285 Avenue of the Americas, New York, New York                10019
(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number,  including  area code        (212) 713-2000


                              (Not Applicable)
        (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5


             PAINEWEBBER R&D PARTNERS III, L.P.

          On October 1, 1996 Mr. Dhanajay M. Pai was elected President and a member of the Board of Directors of PaineWebber Development Corporation ("PWDC"). PWDC is the general partner of the Registrant.





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                         SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           PAINEWEBBER R&D PARTNERS III, L.P.
                                       (Registrant)


                         By:  PaineWebber Development Corporation
                              (General Partner)


                         By:  __________________________________
                                        Vice President



Date:      OCTOBER 2, 1996